UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2005

Hexion Specialty Chemicals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 29, 2005, the Board of Directors of the Company elected Jordan Zaken and Marvin O. Schlanger to the Company’s Board of Directors, and elected Mr. Schlanger Vice Chairman of the Board. Mr. Zaken is a Principal in Apollo Management L.P. and Mr. Schlanger is the former Chairman and Chief Executive Officer of Resolution Performance Products, Inc. and is a Principal in the firm of Cherry Hill Chemical Investments, LLC. There has been no determination as to committee appointments for Messrs. Zaken and Schlanger.

Information with respect to Apollo Management L.P. and its material relationship to the Company is provided under the caption “Certain Relationships and Related Party Transactions” in Amendment No. 2 to the Registration Statement on Form S-1 (Registration No. 333-124287) filed on June 13, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION SPECIALTY CHEMICALS, INC.
Date: July 6, 2005
	By:	/s/ William H. Carter
Executive Vice President and
Chief Financial Officer